EXHIBIT 99.3
FRANKLIN RESOURCES, INC.
PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited)

Summary of Transaction
On July 31, 2020, Franklin Resources, Inc. (the “Company” or “Franklin”) completed its acquisition (the “Acquisition”) of Legg Mason, Inc. (“Legg Mason”) pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 17, 2020, by and among the Company, Legg Mason and Alpha Sub, Inc. (“Merger Sub”). The EnTrust business was acquired by its management concurrent with the closing of the Acquisition.
The foregoing description of the Acquisition is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on February 18, 2020.
Pro Forma Information
The unaudited pro forma condensed combined statements of income for the fiscal year ended September 30, 2019 and the nine months ended June 30, 2020 combine the historical consolidated statements of income of Franklin and Legg Mason, giving effect to the Acquisition as if it had occurred on October 1, 2018. The unaudited pro forma condensed combined balance sheet as of June 30, 2020 combines the historical consolidated balance sheets of Franklin and Legg Mason, giving effect to the Acquisition as if it had occurred on June 30, 2020.
The unaudited pro forma condensed combined financial information (“pro forma information”) is based on, and should be read in conjunction with, the following historical consolidated financial statements and accompanying notes:

•
audited consolidated financial statements of Franklin as of and for the year ended September 30, 2019, and the related notes included in Franklin's Annual Report on Form 10-K for the year ended September 30, 2019;

•
unaudited historical condensed consolidated financial statements of Franklin as of and for the nine months ended June 30, 2020, and the related notes included in Franklin's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020;

•
audited consolidated financial statements of Legg Mason as of and for the year ended March 31, 2020, and the related notes included in Legg Mason’s Annual Report on Form 10-K for the year ended March 31, 2020;

•
unaudited historical condensed consolidated financial statements of Legg Mason as of and for the three months ended June 30, 2020, and the related notes included in Legg Mason's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020; and

•
unaudited historical condensed consolidated financial statements of Legg Mason as of and for the six months ended September 30, 2019, and the related notes included in Legg Mason's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019.

The Company and Legg Mason have differing fiscal years. The Company’s fiscal year end is September 30 and, prior to the closing of the Acquisition, Legg Mason’s fiscal year end was March 31. The Legg Mason results of operations included in the unaudited pro forma condensed combined statements of income reflect the results for the nine months ended June 30, 2020 and the year ended September 30, 2019 as derived from Legg Mason’s previously reported results of operations. See Note 4 – Legg Mason Results of Operations for further information.
Certain reclassifications have been made to the historical consolidated statements of income and consolidated balance sheet of Legg Mason to align their presentation in the pro forma information to the Company’s presentation. See Note 5 – Reclassifications for further information.
The historical consolidated financial information has been adjusted in the pro forma information to give effect to pro forma events that are directly attributable to the Acquisition, factually supportable, and with respect to the unaudited pro forma condensed combined statements of income, expected to have a continuing impact on the combined results of operations of more than one year.

The pro forma information has been prepared using the acquisition method of accounting in accordance with accounting principles generally accepted in the United States of America. The acquisition method of accounting is dependent upon certain valuations that are provisional and subject to change. The pro forma adjustments are based on the assumptions and information available at the time of the filing of this Form 8-K/A. Franklin will finalize the acquisition accounting within the required measurement period, but no later than July 31, 2021.
The unaudited pro forma condensed combined statements of income do not reflect any potential cost savings or synergies that may be realized as a result of the Acquisition and also do not reflect any integration-related costs to achieve those potential cost savings or synergies. The integration-related costs will continue to be expensed as incurred in the appropriate accounting periods following completion of the Acquisition. Although Franklin projects that cost savings and synergies will result from the Acquisition, there can be no assurance that they will be achieved and such potential cost savings or synergies are subject to risks, uncertainties and other factors. For a detailed discussion of these risk factors, please refer to the risk, uncertainties and other factors described in the Company’s filings with the Securities and Exchange Commission. There were no material transactions between Franklin and Legg Mason during the periods presented in the pro forma information.
The pro forma information should be read in conjunction with the accompanying notes to the pro forma information. The pro forma information is not necessarily indicative of what the financial position or results of operations would have been had the Acquisition occurred as of the dates indicated nor does it project the future financial position or operating results of the combined company.

FRANKLIN RESOURCES, INC. UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2019
(in millions, except per share data)	Historical		Pro Forma Adjustments			Pro Forma Condensed Combined
	Franklin	Legg Mason (Notes 4 and 5)	Adjustments	Notes	Business Divestiture 6(f)
Operating Revenues
Investment management fees	$3,985.2	$2,611.7	$—		$(119.0)	$6,477.9
Sales and distribution fees	1,444.6	256.0	—		(11.5)	1,689.1
Shareholder servicing fees	216.3	24.6	—		—	240.9
Other	128.4	5.2	—		(0.5)	133.1
Total operating revenues	5,774.5	2,897.5	—		(131.0)	8,541.0
Operating Expenses
Compensation and benefits	1,584.7	1,436.5	79.4	6(a)	(58.4)	3,042.2
Sales, distribution and marketing	1,819.6	443.3	—		(13.0)	2,249.9
Information systems and technology	258.5	216.3	—		(4.2)	470.6
Occupancy	133.6	106.1	—		(9.4)	230.3
Amortization of intangible assets	14.7	23.0	188.9	6(b)	—	226.6
Impairment of intangible assets	13.3	365.2	—		(292.8)	85.7
General, administrative and other	392.7	254.3	—		(31.4)	615.6
Total operating expenses	4,217.1	2,844.7	268.3		(409.2)	6,920.9
Operating Income	1,557.4	52.8	(268.3)		278.2	1,620.1
Other Income (Expenses)
Investment and other income, net	115.1	54.0	—		0.7	169.8
Interest expense	(24.7)	(113.3)	31.3	6(d)	0.2	(106.5)
Other income (expenses), net	90.4	(59.3)	31.3		0.9	63.3
Income (loss) before taxes	1,647.8	(6.5)	(237.0)		279.1	1,683.4
Taxes on income	442.3	6.9	(59.7)	6(e)	70.3	459.8
Net income (loss)	1,205.5	(13.4)	(177.3)		208.8	1,223.6
Less: net income attributable to
Redeemable noncontrolling interests	6.2	34.8	—		(7.6)	33.4
Nonredeemable noncontrolling interests	3.6	6.8	—		—	10.4
Net Income (Loss) Attributable to Franklin Resources, Inc.	$1,195.7	$(55.0)	$(177.3)		$216.4	$1,179.8

Earnings per Share
Basic	$2.35					$2.26
Diluted	$2.35					$2.25

Weighted average shares outstanding
Basic	503.6					503.6
Diluted	504.3					504.3

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

FRANKLIN RESOURCES, INC. UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED JUNE 30, 2020
(in millions, except per share data)	Historical		Pro Forma Adjustments			Pro Forma Condensed Combined
	Franklin	Legg Mason (Notes 4 and 5)	Adjustments	Notes	Business Divestiture 6(f)
Operating Revenues
Investment management fees	$2,697.1	$1,975.3	$—		$(98.3)	$4,574.1
Sales and distribution fees	995.3	179.6	—		(7.5)	1,167.4
Shareholder servicing fees	149.4	16.9	—		—	166.3
Other	97.3	4.8	—		(0.2)	101.9
Total operating revenues	3,939.1	2,176.6	—		(106.0)	6,009.7
Operating Expenses
Compensation and benefits	1,141.6	1,035.3	53.3	6(a)	(45.0)	2,185.2
Sales, distribution and marketing	1,236.4	316.6	—		(7.3)	1,545.7
Information systems and technology	186.4	171.2	—		(2.5)	355.1
Occupancy	100.4	90.6	—		(7.5)	183.5
Amortization of intangible assets	16.7	17.1	141.8	6(b)	(6.1)	169.5
General, administrative and other	255.1	179.3	(43.8)	6(c)	(14.1)	376.5
Total operating expenses	2,936.6	1,810.1	151.3		(82.5)	4,815.5
Operating Income	1,002.5	366.5	(151.3)		(23.5)	1,194.2
Other Income (Expenses)
Investment and other income (losses), net	(166.5)	10.8	—		0.2	(155.5)
Interest expense	(17.7)	(82.7)	24.7	6(d)	0.1	(75.6)
Other income (expenses), net	(184.2)	(71.9)	24.7		0.3	(231.1)
Income before taxes	818.3	294.6	(126.6)		(23.2)	963.1
Taxes on income	157.7	73.1	(31.9)	6(e)	(5.8)	193.1
Net income	660.6	221.5	(94.7)		(17.4)	770.0
Less: net income (loss) attributable to
Redeemable noncontrolling interests	11.8	29.8	—		(7.8)	33.8
Nonredeemable noncontrolling interests	(71.2)	3.3	—		—	(67.9)
Net Income Attributable to Franklin Resources, Inc.	$720.0	$188.4	$(94.7)		$(9.6)	$804.1

Earnings per Share
Basic	$1.44					$1.57
Diluted	1.44					1.56

Weighted Average Shares Outstanding
Basic	492.2					492.2
Diluted	492.7					492.7

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

FRANKLIN RESOURCES, INC. UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2020

(in millions)	Historical		Pro Forma Adjustments			Pro Forma Condensed Combined
	Franklin	Legg Mason (Notes 4 and 5)	Adjustments	Notes	Business Divestiture 8(p)
Assets
Cash and cash equivalents	$6,358.7	$953.4	$(4,842.2)	8(a)	$(21.3)	$2,448.6
Receivables	810.3	493.8	—		(30.4)	1,273.7
Investments	1,135.0	537.1	(18.2)	8(b)	—	1,653.9
Assets of consolidated investment products
Cash and cash equivalents	617.2	0.2	252.6	8(c)	—	870.0
Receivables	117.5	—	4.3	8(c)	—	121.8
Investments, at fair value	2,274.3	34.9	306.7	8(c)	—	2,615.9
Property and equipment, net	705.2	126.1	—		(3.6)	827.7
Goodwill	2,190.7	1,862.7	360.7	8(d)	—	4,414.1
Intangible assets, net	904.1	3,356.5	617.7	8(e)	(4.3)	4,874.0
Deferred tax assets	19.1	165.9	(17.5)	8(f)	—	167.5
Operating lease right-of-use assets	258.5	279.6	24.5	8(g)	(19.4)	543.2
Other	226.4	107.2	(22.9)	8(h)	18.5	329.2
Total Assets	$15,617.0	$7,917.4	$(3,334.3)		$(60.5)	$20,139.6
Liabilities
Compensation and benefits	$439.8	$380.3	$191.7	8(i)	$(8.1)	$1,003.7
Accounts payable and accrued expenses	187.3	116.3	152.5	8(j)	(8.2)	447.9
Dividends	142.8	35.1	—		—	177.9
Commissions	212.0	52.8	—		—	264.8
Income taxes	747.3	10.9	—		—	758.2
Debt	697.2	2,223.1	101.3	8(k)	—	3,021.6
Liabilities of consolidated investment products
Accounts payable and accrued expenses	154.6	0.3	225.3	8(c)	—	380.2
Debt	685.6	—	330.8	8(c)	—	1,016.4
Deferred tax liabilities	77.2	167.8	120.5	8(f)	—	365.5
Operating lease liabilities	300.6	346.2	7.7	8(g)	(20.8)	633.7
Other	255.1	76.0	195.7	8(l)	(2.1)	524.7
Total liabilities	3,899.5	3,408.8	1,325.5		(39.2)	8,594.6
Redeemable Noncontrolling Interests	713.8	613.3	(447.5)	8(m)	(21.3)	858.3

[Table continued on next page]

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

FRANKLIN RESOURCES, INC. UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2020 [Table continued from previous page]

(in millions)	Historical		Pro Forma Adjustments			Pro Forma Condensed Combined
	Franklin	Legg Mason (Notes 4 and 5)	Adjustments	Notes	Business Divestiture 8(p)
Stockholders’ Equity
Preferred stock	—	—	—		—	—
Common stock	49.5	9.1	(9.1)	8(n)	—	49.5
Employee stock trust	—	(19.1)	19.1	8(n)	—	—
Deferred compensation employee stock trust	—	19.1	(19.1)	8(n)	—	—
Retained earnings	10,514.8	4,018.4	(4,350.9)	8(o)	—	10,182.3
Accumulated other comprehensive loss	(450.1)	(161.2)	161.2	8(n)	—	(450.1)
Total Franklin Resources, Inc. stockholders’ equity	10,114.2	3,866.3	(4,198.8)		—	9,781.7
Nonredeemable noncontrolling interests	889.5	29.0	(13.5)	8(m)	—	905.0
Total stockholders’ equity	11,003.7	3,895.3	(4,212.3)		—	10,686.7
Total Liabilities, Redeemable Noncontrolling Interests and Stockholders’ Equity	$15,617.0	$7,917.4	$(3,334.3)		$(60.5)	$20,139.6

See Notes to Pro Forma Condensed Combined Financial Statements.

FRANKLIN RESOURCES, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
Note 1 – Description of Transaction
On July 31, 2020, Franklin Resources, Inc. (the “Company” or “Franklin”) completed its acquisition (the “Acquisition”) of Legg Mason, Inc. (“Legg Mason”) pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 17, 2020, by and among the Company, Legg Mason and Alpha Sub, Inc. (“Merger Sub”).
Pursuant to the Merger Agreement, on July 31, 2020, Merger Sub merged with and into Legg Mason (the “Merger”), with Legg Mason surviving the Merger as a wholly-owned subsidiary of the Company. At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $0.10 per share of Legg Mason (the “Legg Mason Common Stock”), other than shares directly owned and held by the Company or Merger Sub, was cancelled, retired and converted into the right to receive $50.00 in cash, without interest (the “Merger Consideration”).
In addition, all issued and outstanding options (the “Legg Mason Options”) to purchase shares of Legg Mason Common Stock were automatically terminated and cancelled at the Effective Time and each holder of Legg Mason Options with a per share exercise price that was less than the Merger Consideration became entitled to receive a lump sum cash payment (less any applicable withholding taxes) in an amount equal to the product of (A) the number of shares of Legg Mason Common Stock underlying such Legg Mason Options, and (B) an amount equal to the Merger Consideration minus the applicable exercise price of such Legg Mason Options.
All issued and outstanding or payable restricted stock units in respect of Legg Mason Common Stock (the “Legg Mason RSUs”) were automatically terminated and cancelled at the Effective Time and each holder of a Legg Mason RSU became entitled to receive a lump sum cash payment (less any applicable withholding taxes) in an amount equal to (A) the product of (i) the Merger Consideration and (ii) the number of shares of Legg Mason Common Stock subject to such Legg Mason RSU, plus (B) any accrued but unpaid dividend equivalent rights in respect of such Legg Mason RSUs.
All issued and outstanding or payable performance restricted stock units in respect of Legg Mason Common Stock (the “Legg Mason PSUs”) were automatically terminated and cancelled at the Effective Time and each holder of a Legg Mason PSU became entitled to receive a lump sum cash payment (less any applicable withholding taxes) in an amount equal to the product of (A) the Merger Consideration and (B) the target number of shares of Legg Mason Common Stock subject to such Legg Mason PSUs.
The EnTrust business (the “Divested Business”) was acquired by its management concurrent with the closing of the Acquisition in exchange for future cash payments not to exceed $50.0 million.
The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on February 18, 2020.
Note 2 – Basis of Presentation
Pro Forma Presentation
The unaudited pro forma condensed combined financial information (“pro forma information”) has been prepared in accordance with Article 11, Pro Forma Financial Information, under Regulation S-X of the Securities and Exchange Act of 1934 (the “Exchange Act”), and is for informational purposes only. Certain reclassifications have been made to the historical statements of Legg Mason to conform to Franklin’s presentation, which are discussed in more detail in Note 5 – Reclassifications.
The unaudited pro forma condensed combined statements of income for the fiscal year ended September 30, 2019 and the nine months ended June 30, 2020 combine the historical consolidated statements of income of Franklin and Legg Mason, giving effect to the Acquisition as if it had occurred on October 1, 2018. The unaudited pro forma condensed combined balance sheet as of June 30, 2020 combines the historical consolidated balance sheets of Franklin and Legg Mason, giving effect to the Acquisition as if it had occurred on June 30, 2020.
The historical consolidated financial information has been adjusted in the pro forma information to give effect to pro forma events that are directly attributable to the Acquisition, factually supportable, and with respect to the unaudited pro forma condensed combined statements of income, expected to have a continuing impact on the results of operations of the combined company of more than one year.

The pro forma information has been prepared using the acquisition method of accounting in accordance with accounting principles generally accepted in the United States of America. Under the acquisition method of accounting, the Acquisition is accounted for by recognizing the acquired assets, including separately identifiable intangible assets, and assumed liabilities at their acquisition-date fair values. Any excess of the purchase consideration over the acquisition-date fair values of these identifiable assets and liabilities is recognized as goodwill. The pro forma adjustments are based upon the assumptions and information available at the time of the preparation of this Form 8-K/A and may be subject to change. The Company will finalize the acquisition accounting within the required measurement period, but no later than July 31, 2021. Differences between these estimates of fair value and the final acquisition accounting may occur, and those differences could have a material impact on the pro forma information and the combined company’s future results of operations and financial position. At the time of the filing of this Form 8-K/A, the Company does not expect material changes to the assets acquired or liabilities assumed, with the exception of deferred tax assets and liabilities which were valued using preliminary assumptions.
The unaudited pro forma condensed combined statements of income do not reflect any potential cost savings or synergies that may be realized as a result of the Acquisition and also do not reflect any integration-related costs to achieve those potential cost savings or synergies. Integration-related costs will continue to be expensed as incurred in the appropriate accounting periods following completion of the Acquisition. Although Franklin projects that cost savings and synergies will result from the Acquisition, there can be no assurance that they will be achieved and such potential cost savings or synergies are subject to risks, uncertainties and other factors. For a detailed discussion of these risk factors, please refer to the risk, uncertainties and other factors described in the Company’s filings with the Securities and Exchange Commission. There were no material transactions between Franklin and Legg Mason during the periods presented in the pro forma information.
Accounting policies
Franklin has completed the review of Legg Mason’s detailed accounting policies and concluded that the differences between the accounting policies of the two companies are not material. The accounting policies used in the presentation of the pro forma information are those disclosed in Franklin’s audited consolidated financial statements for the fiscal year ended September 30, 2019. Certain reclassifications of amounts contained in Legg Mason’s historical financial statements have been made to conform to Franklin’s presentation. See Note 5 – Reclassifications for further information.
Note 3 – Estimated Fair Value of Assets Acquired and Liabilities Assumed
The unaudited pro forma condensed combined financial information includes various assumptions, including those related to the preliminary purchase price allocation of the assets acquired and liabilities assumed from Legg Mason based on management's best estimates of fair value. The final purchase price allocation may vary based on final valuations and analyses of the fair value of the acquired assets and assumed liabilities. Accordingly, the pro forma adjustments are preliminary.
The components of the consideration transferred to effect the Acquisition are as follows:

(in millions, except per share amounts)
Legg Mason shares outstanding	90.6
Cash consideration per share	$50.00
Cash consideration for outstanding shares	$4,528.0
Other consideration related to settlement of historical compensation arrangements	209.2
Total Purchase Consideration	$4,737.2

The following table shows the preliminary allocation of the purchase price for Legg Mason to the acquired identifiable assets, assumed liabilities and pro forma goodwill.

(in millions)	Estimated Fair Value
as of June 30, 2020
Cash and cash equivalents	$703.4
Cash and cash equivalents of consolidated investment products	252.8
Investments	518.9
Investments of consolidated investment products	341.6
Receivables	493.8
Indefinite-lived intangible assets	2,633.4
Definite-lived intangible assets	1,340.8
Goodwill	2,223.4
Deferred tax assets	148.4
Operating lease right-of-use assets	304.1
Other assets	214.7
Compensation and benefits	(380.3)
Debt	(2,324.4)
Debt of consolidated investment products	(330.8)
Deferred tax liabilities	(288.3)
Operating lease liabilities	(353.9)
Other liabilities	(579.1)
Redeemable noncontrolling interests	(165.8)
Nonredeemable noncontrolling interests	(15.5)
Total identifiable net assets	$4,737.2
The intangible assets relate to acquired investment management contracts and trade names. Indefinite-lived intangible assets represent contracts for which there is no foreseeable limit on the contract period. Definite-lived intangible assets are amortized over their estimated useful lives, which range from 5.0 years to 7.0 years for those related to the contracts and 5.0 years to 20.0 years for those related to trade names. The definite-lived intangible assets related to the contracts and trade names have estimated weighted-average useful lives of 5.9 years and 14.5 years, respectively.
The debt of Legg Mason has a maturity value of $2,000.0 million and is recorded at fair value on acquisition date. The acquisition-date fair value includes a premium of $324.4 million which will be amortized as a reduction to interest expense over the remaining terms of the notes.

Note 4 – Legg Mason Results of Operations
The Company and Legg Mason have differing fiscal years. The Company’s fiscal year end is September 30 and, prior to the closing of the Acquisition, Legg Mason’s fiscal year end was March 31. The Legg Mason results of operations included in the unaudited pro forma condensed combined statements of income reflect the results for the nine months ended June 30, 2020 and the year ended September 30, 2019 as derived from Legg Mason’s previously reported results of operations, calculated as follows:

(in millions)	Year Ended March 31, 2020 (A)	Year Ended March 31, 2019 (B)	Quarter Ended June 30, 2020 (C)	Six Months Ended September 30, 2019 (D)	Six Months Ended September 30, 2018 (E)	Year Ended September 30, 2019 (B)+(D)-(E)	Nine Months Ended June 30, 2020 (A)+(C)-(D)
Operating Revenues
Investment advisory fees:
Separate accounts	$1,052.0	$1,029.4	$245.5	$524.9	$521.5	$1,032.8	$772.6
Funds	1,495.0	1,480.0	347.9	742.6	767.5	1,455.1	1,100.3
Performance fees	99.0	84.9	11.4	41.7	55.9	70.7	68.7
Distribution and service fees	270.4	303.0	59.9	137.0	158.3	281.7	193.3
Other	5.7	6.0	1.5	2.4	3.2	5.2	4.8
Total operating revenues	2,922.1	2,903.3	666.2	1,448.6	1,506.4	2,845.5	2,139.7
Operating Expenses
Compensation and benefits	1,436.9	1,399.0	353.2	757.6	726.5	1,430.1	1,032.5
Distribution and servicing	413.2	439.3	91.3	209.0	231.1	417.2	295.5
Communications and technology	225.4	228.1	62.4	109.2	114.2	223.1	178.6
Occupancy	110.4	105.3	32.0	52.4	52.3	105.4	90.0
Amortization of intangible assets	22.5	24.4	5.5	10.9	12.3	23.0	17.1
Impairment of intangible assets	—	365.2	—	—	—	365.2	—
Contingent consideration fair value adjustments	(0.9)	0.6	—	(1.2)	0.6	(1.2)	0.3
Other	209.4	238.3	54.1	101.8	108.0	232.1	161.7
Total operating expenses	2,416.9	2,800.2	598.5	1,239.7	1,245.0	2,794.9	1,775.7
Operating Income	505.2	103.1	67.7	208.9	261.4	50.6	364.0
Non-operating Income (Expense)
Interest income	12.3	12.2	0.9	6.7	4.9	14.0	6.5
Interest expense	(109.9)	(117.3)	(28.6)	(55.8)	(59.8)	(113.3)	(82.7)
Other income (expense), net	(13.3)	31.1	31.2	11.0	13.8	28.3	6.9
Non-operating income (expense) of consolidated investment vehicles, net	16.2	(0.6)	(2.2)	14.1	(0.4)	13.9	(0.1)
Total non-operating income (expense)	(94.7)	(74.6)	1.3	(24.0)	(41.5)	(57.1)	(69.4)
Income (loss) before income tax provision	410.5	28.5	69.0	184.9	219.9	(6.5)	294.6
Income tax provision	106.0	20.6	13.9	46.8	60.5	6.9	73.1
Net income (loss)	304.5	7.9	55.1	138.1	159.4	(13.4)	221.5
Less: net income attributable to noncontrolling interests	53.1	36.4	5.7	25.7	20.5	41.6	33.1
Net Income (Loss) Attributable to Legg Mason, Inc.	$251.4	$(28.5)	$49.4	$112.4	$138.9	$(55.0)	$188.4

Note 5 – Reclassifications
Reclassifications
Certain reclassifications have been made to the historical financial statements of Legg Mason to conform to the financial statement presentation of Franklin. These reclassifications have no effect on previously reported net income (loss), total assets, total liabilities or stockholders’ equity of Legg Mason.
Certain line items from Legg Mason’s consolidated statement of income for the year ended September 30, 2019 have been reclassified to Franklin’s presentation, primarily to present investment advisory fees earned from assets in funds and separate accounts and performance-based fees within investment management fees. The following table presents the effects of the conforming changes from Legg Mason’s previously reported consolidated statement of income:

(in millions)	Legg Mason Before Reclassifications	Reclassifications		Legg Mason After Reclassifications
Operating Revenues			Operating Revenues
Investment advisory fees: funds	$1,455.1	$1,156.6	Investment management fees	$2,611.7
Investment advisory fees: separate accounts	1,032.8	(1,032.8)
Investment advisory fees: performance fees	70.7	(70.7)
Distribution and service fees	281.7	(25.7)	Sales and distribution fees	256.0
		24.6	Shareholder servicing fees	24.6
Other	5.2	—	Other	5.2
Total operating revenues	2,845.5	52.0	Total operating revenues	2,897.5
Operating Expenses			Operating Expenses
Compensation and benefits	1,430.1	6.4	Compensation and benefits	1,436.5
Distribution and servicing	417.2	26.1	Sales, distribution and marketing	443.3
Communications and technology	223.1	(6.8)	Information systems and technology	216.3
Occupancy	105.4	0.7	Occupancy	106.1
Amortization of intangible assets	23.0	—	Amortization of intangible assets	23.0
Impairment of intangible assets	365.2	—	Impairment of intangible assets	365.2
Contingent consideration fair value adjustments	(1.2)	1.2
Other	232.1	22.2	General, administrative and other	254.3
Total operating expenses	2,794.9	49.8	Total operating expenses	2,844.7
Operating Income	50.6	2.2	Operating Income	52.8
Other Income (Expenses)			Other Income (Expenses)
Interest income	14.0	40.0	Investment and other income, net	54.0
Other income, net	28.3	(28.3)
Non-operating income of consolidated investment vehicles, net	13.9	(13.9)
Interest expense	(113.3)	—	Interest expense	(113.3)
Other income (expenses), net	(57.1)	(2.2)	Other income (expenses), net	(59.3)
Loss before taxes	(6.5)	—	Loss before taxes	(6.5)
Income tax provision	6.9	—	Taxes on income	6.9
Net loss	(13.4)	—	Net loss	(13.4)
Less: net income attributable to			Less: net income attributable to
		34.8	Redeemable noncontrolling interests	34.8
		6.8	Nonredeemable noncontrolling interests	6.8
Noncontrolling interests	41.6	(41.6)
Net Loss Attributable to Legg Mason, Inc.	$(55.0)	$—	Net Loss Attributable to Franklin Resources, Inc.	$(55.0)

Certain line items from Legg Mason’s consolidated statement of income for the nine months ended June 30, 2020 have been reclassified to Franklin’s presentation, primarily to present investment advisory fees earned from assets in funds and separate accounts and performance-based fees within investment management fees. The following table presents the effects of the conforming changes from Legg Mason’s previously reported consolidated statement of income:

(in millions)	Legg Mason Before Reclassifications	Reclassifications		Legg Mason After Reclassifications
Operating Revenues			Operating Revenues
Investment advisory fees: funds	$1,100.3	$875.0	Investment management fees	$1,975.3
Investment advisory fees: separate accounts	772.6	(772.6)
Investment advisory fees: performance fees	68.7	(68.7)
Distribution and service fees	193.3	(13.7)	Sales and distribution fees	179.6
		16.9	Shareholder servicing fees	16.9
Other	4.8	—	Other	4.8
Total operating revenues	2,139.7	36.9	Total operating revenues	2,176.6
Operating Expenses			Operating Expenses
Compensation and benefits	1,032.5	2.8	Compensation and benefits	1,035.3
Distribution and servicing	295.5	21.1	Sales, distribution and marketing	316.6
Communications and technology	178.6	(7.4)	Information systems and technology	171.2
Occupancy	90.0	0.6	Occupancy	90.6
Amortization of intangible assets	17.1	—	Amortization of intangible assets	17.1
Contingent consideration fair value adjustments	0.3	(0.3)
Other	161.7	17.6	General, administrative and other	179.3
Total operating expenses	1,775.7	34.4	Total operating expenses	1,810.1
Operating Income	364.0	2.5	Operating Income	366.5
Other Income (Expenses)			Other Income (Expenses)
Interest income	6.5	4.3	Investment and other income, net	10.8
Other income, net	6.9	(6.9)
Non-operating expense of consolidated investment vehicles, net	(0.1)	0.1
Interest expense	(82.7)	—	Interest expense	(82.7)
Other income (expenses), net	(69.4)	(2.5)	Other income (expenses), net	(71.9)
Income before taxes	294.6	—	Income before taxes	294.6
Income tax provision	73.1	—	Taxes on income	73.1
Net income	221.5	—	Net income	221.5
Less: net income attributable to			Less: net income attributable to
		29.8	Redeemable noncontrolling interests	29.8
		3.3	Nonredeemable noncontrolling interests	3.3
Noncontrolling interests	33.1	(33.1)
Net Income Attributable to Legg Mason, Inc.	$188.4	$—	Net Income Attributable to Franklin Resources, Inc.	$188.4

The historical presentation of the Legg Mason consolidated balance sheet as of June 30, 2020 was recast from a classified basis to an unclassified basis which does not distinguish balances as current or non-current, and certain line items have been reclassified to Franklin’s presentation as follows:

(in millions)	Legg Mason Before Reclassifications	Reclassifications		Legg Mason After Reclassifications
Assets			Assets
Current Assets
Cash and cash equivalents	$931.6	$21.8	Cash and cash equivalents	$953.4
Restricted cash	20.5	(20.5)
Receivables: investment advisory and related fees	406.4	87.4	Receivables	493.8
Receivables: other	66.9	(66.9)
Investment securities	413.3	123.8	Investments	537.1
			Assets of consolidated investment products
Cash and cash equivalents of consolidated investment vehicles	0.2	—	Cash and cash equivalents	0.2
Investments of consolidated investment vehicles	33.8	1.1	Investments, at fair value	34.9
Other	89.3	(89.3)
Other assets of consolidated investment vehicles	0.1	(0.1)
Total current assets	1,962.1
Other assets of consolidated investment vehicles	1.0	(1.0)
Fixed assets, net	126.1	—	Property & equipment, net	126.1
Goodwill	1,862.7	—	Goodwill	1,862.7
Intangible assets, net	3,356.5	—	Intangible assets, net	3,356.5
Deferred income taxes	165.9	—	Deferred tax assets	165.9
Right-of-use assets	280.5	(0.9)	Operating lease right-of-use assets	279.6
Other	162.6	(55.4)	Other	107.2
Total Assets	$7,917.4	$—	Total Assets	$7,917.4

(in millions)	Legg Mason Before Reclassifications	Reclassifications		Legg Mason After Reclassifications
Liabilities			Liabilities
Current Liabilities
Accrued compensation	$261.8	$118.5	Compensation and benefits	$380.3
Accounts payable and accrued expenses	165.9	(49.6)	Accounts payable and accrued expenses	116.3
		35.1	Dividends	35.1
		52.8	Commissions	52.8
		10.9	Income taxes	10.9
Short-term borrowings	250.0	(250.0)
Other current liabilities of consolidated investment vehicles	0.3	—	Liabilities of CIPs: accounts payable and accrued expenses	0.3
Lease liabilities	77.2	269.0	Operating lease liabilities	346.2
Other	110.3	(34.3)	Other	76.0
Total current liabilities	865.5
Deferred compensation	104.4	(104.4)
Long-term debt, net	1,973.1	250.0	Debt	2,223.1
Deferred income taxes	167.8	—	Deferred tax liabilities	167.8
Lease liabilities	269.0	(269.0)
Other	29.0	(29.0)
Total liabilities	3,408.8	—	Total liabilities	3,408.8
Redeemable Noncontrolling Interests	613.3	—	Redeemable Noncontrolling Interests	613.3
Stockholders’ Equity			Stockholders’ Equity
Common stock	9.1	—	Common stock	9.1
Additional paid-in capital	2,187.2	(2,187.2)
Employee stock trust	(19.1)	—	Employee stock trust	(19.1)
Deferred compensation employee stock trust	19.1	—	Deferred compensation employee stock trust	19.1
Retained earnings	1,831.2	2,187.2	Retained earnings	4,018.4
Accumulated other comprehensive loss, net	(161.2)	—	Accumulated other comprehensive loss, net	(161.2)
Total stockholders’ equity attributable to Legg Mason, Inc.	3,866.3	—	Total Franklin Resources, Inc. stockholders’ equity	3,866.3
Nonredeemable noncontrolling interests	29.0	—	Nonredeemable noncontrolling interests	29.0
Total stockholders’ equity	3,895.3	—	Total stockholders’ equity	3,895.3
Total Liabilities, Redeemable Noncontrolling Interests and Stockholders’ Equity	$7,917.4	—	Total Liabilities, Redeemable Noncontrolling Interests and Stockholders’ Equity	$7,917.4

Note 6 – Statements of Income Pro Forma Adjustments
Adjustments included in the columns under the heading “Pro Forma Adjustments” represent the following:

a.	Adjustment of $79.4 million for the year ended September 30, 2019 and $53.3 million for the nine months ended June 30, 2020 to reflect the estimated expense of acquisition-related retention awards.
b.Adjustments of amortization of intangible assets, as follows:

(in millions)	Year Ended September 30, 2019	Nine Months Ended June 30, 2020
Removal of Legg Mason historical intangible asset amortization expense	$(23.0)	$(17.1)
Estimated transaction-related intangible asset amortization[1]	211.9	158.9
Total	$188.9	$141.8

[1]	See Note 3 – Estimated Fair Value of Assets Acquired and Liabilities Assumed for further information.

c.
Elimination of direct, incremental transaction costs of the Acquisition incurred by Franklin and Legg Mason, which primarily relate to investment banking, advisory, legal, valuation and other professional services, that are reflected in the historical financial statements, as follows:

(in millions)	Nine Months Ended June 30, 2020
Removal of transaction costs incurred by Legg Mason	$(38.7)
Removal of transaction costs incurred by Franklin	(5.1)
Total	$(43.8)
d.Adjustments of interest expense as follows:

(in millions)	Year Ended September 30, 2019	Nine Months Ended June 30, 2020
Removal of Legg Mason historical interest expense for short-term borrowings	$0.9	$2.2
Removal of Legg Mason historical amortization of debt issuance costs	2.1	1.3
Estimated transaction-related debt premium amortization[1]	28.3	21.2
Total	$31.3	$24.7

[1]	See Note 3 – Estimated Fair Value of Assets Acquired and Liabilities Assumed for further information on the debt premium recognized on acquisition date.

e.	Record income tax expense for the pro forma adjustments using the estimated combined statutory tax rate of 25.2%.

f.	Elimination of the historical revenues and expenses related to the Divested Business.

Note 7 – Earnings per Share
The components of basic and diluted earnings per share were as follows:

(in millions, except per share data)	Year Ended September 30, 2019	Nine Months Ended June 30, 2020
Net income attributable to Franklin Resources, Inc.	$1,179.8	$804.1
Less: allocation of earnings to participating nonvested stock and stock unit awards	42.9	33.1
Net Income available to Common Stockholders	$1,136.9	$771.0

Weighted-average shares outstanding – basic	503.6	492.2
Dilutive effect of nonparticipating nonvested stock unit awards	0.7	0.5
Weighted-Average Shares Outstanding – Diluted	504.3	492.7

Earnings per share
Basic	$2.26	$1.57
Diluted	2.25	1.56

Note 8 – Balance Sheet Pro Forma Adjustments
Adjustments included in the column under the heading “Pro Forma Adjustments” represent the following:

a.	Cash adjustment, as follows:

(in millions)
Cash portion of the consideration transferred[1]	$(4,592.2)
Settlement of Legg Mason short-term borrowings prior to Acquisition	(250.0)
Total	$(4,842.2)

[1]	See Note 3 - Estimated Fair Value of Assets Acquired and Liabilities Assumed.

b.	Adjustment of investments, as follows:

(in millions)
Adjustment of investments to their estimated fair value	$(10.7)
Elimination of corporate investment in consolidated investment product	(7.5)
Total	$(18.2)

c.
Adjustment to reflect the assets and liabilities of a recently launched collateralized loan obligation which was consolidated in July 2020 prior to Acquisition. The assets and liabilities of the collateralized loan obligation are included in the balances of consolidated investment products (“CIP”) and are generally measured at their estimated fair value.

d.	Goodwill asset adjustment to an estimate of acquisition-date goodwill, as follows:

(in millions)
Removal of Legg Mason historical goodwill	$(1,862.7)
Estimated acquisition-date goodwill	2,223.4
Total	$360.7

e.	Intangible assets adjustment to an estimate of acquisition-date intangible assets, as follows:

(in millions)
Removal of Legg Mason historical intangible assets	$(3,356.5)
Estimated transaction intangible assets	3,974.2
Total	$617.7

f.	Adjustments to deferred tax assets and liabilities, as follows:

(in millions)
Increase (decrease) in deferred tax assets:
Increase in deferred tax assets, net	$79.1
Valuation allowance	(96.6)
Decrease in deferred tax assets, net	$(17.5)

Increase in deferred tax liabilities	$120.5

g.	Adjustment of operating lease right-of-use assets and liabilities to their estimated fair value.

h.	Adjustment to other assets to remove historical Legg Mason deferred costs of $22.9 million

i.
Adjustment to accrual of acquisition-related compensation costs recognized after June 30, 2020 of $191.7 million primarily related to acceleration of expense for historical Legg Mason compensation arrangements and retention bonuses.

j.	Adjustments to accounts payable and accrued expenses, as follows:

(in millions)
Accrual of acquisition-related transaction costs incurred after June 30, 2020[1]	$140.8
Accrual of interest expense on uncertain tax positions recognized on acquisition date	11.2
Accrual for acquisition-related occupancy charges	0.5
Total	$152.5

[1]
Includes transaction costs incurred or expected to be incurred by Franklin and Legg Mason, which primarily relate to investment banking, advisory, legal, valuation and other professional fees. Not included in these costs are integration-related costs anticipated to be incurred to achieve ongoing operating synergies following the completion of the acquisition.

k.	Adjustment to debt, as follows:

(in millions)
Removal of Legg Mason historical debt	$(1,943.5)
Removal of Legg Mason historical debt issuance costs	(29.6)
Settlement of Legg Mason short-term borrowings and termination of the Legg Mason credit agreement prior to Acquisition	(250.0)
Estimated acquisition-date debt	2,324.4
Total	$101.3

l.	Adjustments to other liabilities, as follows:

(in millions)
Estimated purchase consideration obligation	$145.0
Accrual for uncertain tax positions recorded on acquisition date	50.7
Total	$195.7

m.	Adjustment to record the redeemable and nonredeemable noncontrolling interests at their estimated acquisition-date fair value.

(in millions)
Decrease in redeemable noncontrolling interests:
Removal of Legg Mason’s historical redeemable noncontrolling interests	$(613.3)
Estimated acquisition-date redeemable noncontrolling interests	165.8
Total	$(447.5)

Decrease in nonredeemable noncontrolling interests:
Removal of Legg Mason’s historical nonredeemable noncontrolling interests	$(29.0)
Estimated acquisition-date nonredeemable noncontrolling interests	15.5
Total	$(13.5)

n.	Elimination of Legg Mason historical stockholders’ equity, excluding retained earnings.

o.	Elimination of Legg Mason’s historical retained earnings and adjustment to record the estimated acquisition-related compensation and transaction costs incurred after June 30, 2020, as follows:

(in millions)
Removal of Legg Mason historical retained earnings	$(4,018.4)
Acquisition-related compensation and transaction costs incurred after June 30, 2020	(332.5)
Total	$(4,350.9)

p.	Elimination of the assets and liabilities related to the Divested Business and adjustment to other assets to recognize a contingent consideration asset with an estimated fair value of $39.7 million.